RMB Japan Fund
Portfolio Holdings As of September 30, 2021 (Unaudited)

	Number of
	Shares	Value
Common Stocks - Japan 96.0%
(percentage of net assets)
COMMUNICATION SERVICES 11.0%
Amuse, Inc.	36,700	$778,293
Nintendo Co. Ltd.	2,700	1,290,284
SoftBank Group Corp.	20,902	1,207,828
TV Asahi Holdings Corp.	120,910	1,888,393
		5,164,798
CONSUMER DISCRETIONARY 16.5%
Fast Retailing Co. Ltd.	1,500	1,106,274
Isuzu Motors Ltd.	109,300	1,422,017
Ohashi Technica, Inc.	19,300	266,920
Sony Group Corp.	18,728	2,079,159
Stanley Electric Co. Ltd.	39,100	987,596
Subaru Corp.	99,129	1,831,876
		7,693,842
CONSUMER STAPLES 8.0%
Kao Corp.	15,352	913,653
Matsumotokiyoshi Holdings Co. Ltd.	25,700	1,153,546
Yakult Honsha Co. Ltd.	33,400	1,690,743
		3,757,942
FINANCIALS 9.8%
Mitsubishi UFJ Financial Group, Inc.	397,300	2,348,573
ORIX Corp.	67,539	1,263,758
Sompo Holdings, Inc.	22,800	989,179
		4,601,510
HEALTH CARE 9.8%
M3, Inc.	6,300	448,990
Ono Pharmaceutical Co. Ltd.	59,800	1,363,663
Shionogi & Co. Ltd.	26,000	1,779,164
Sysmex Corp.	7,900	981,248
		4,573,065
INDUSTRIALS 20.2%
COMSYS Holdings Corp.	50,600	1,334,771
FANUC Corp.	5,100	1,118,236
Hitachi Ltd.	24,180	1,430,506
ITOCHU Corp.	47,500	1,383,484
Kubota Corp.	33,700	717,225
Nidec Corp.	4,300	474,032
Recruit Holdings Co. Ltd.	24,700	1,509,809
SMC Corp.	1,100	686,301
Takuma Co. Ltd.	57,128	794,699
		9,449,063

INFORMATION TECHNOLOGY 10.7%
Horiba Ltd.	13,200	920,905
Keyence Corp.	1,200	716,245
Murata Manufacturing Co. Ltd.	20,300	1,795,586
Oracle Corp. Japan	5,000	439,231
Ulvac, Inc.	19,800	1,127,465
		4,999,432
MATERIALS 5.7%
Nitto Denko Corp.	12,900	918,307
Shin-Etsu Chemical Co. Ltd.	10,359	1,748,277
		2,666,584
REAL ESTATE 4.3%
Mitsui Fudosan Co. Ltd.	84,900	2,016,790
Total Common Stocks (Cost: $35,576,114)		44,923,026

Short-Term Investments 4.1%
(percentage of net assets)
MONEY MARKET FUNDS 4.1%
First American Government Obligations Fund - Class X - 0.03% [a]	1,911,828	1,911,828
Total Short-Term Investments (Cost: $1,911,828)		1,911,828

Total Investments 100.1% (Cost: $37,487,942)		$46,834,854
Liabilities, less cash and other assets (0.1)%		(42,537)
Net Assets 100.0%		$46,792,317

a	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a
service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Equity Securities, Warrants, Exchange Trading Funds (‘‘ETFs’’), and American Depositary Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When systematic fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of systematic fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.

At September 30, 2021	Level 1	Level 2	Level 3	Total
RMB Japan Fund
Assets
Common Stocks[1,2]	$-	$44,923,026	$-	$44,923,026
Short-Term Investments	1,911,828	-	-	1,911,828
Total Investments in Securities	$1,911,828	$44,923,026	$-	$46,834,854

[1]	Refer to the Fund's Portfolio Holdings for the breakdown of holdings by country.
[2]	Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2.
The table below provides a breakdown, by country, of the Fund’s Level 2 securities at
September 30, 2021.

RMB Japan
Fund
Japan	$44,923,026
Total	$44,923,026